UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report May 20, 2021

Recharge Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39578	85-1873676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 201

Sarasota, Florida 34236

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (937) 610-4057

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RCHGU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	RCHG	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	RCHGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Recharge Acquisition Corp. (the “Company”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on October 2, 2020 (“Final Prospectus”).

On May 17, 2021, the Board of Directors (the “Board”) of the Company, following discussions with management, determined that the Company’s previous audited balance sheet related to its IPO dated October 2, 2020, its quarterly unaudited financial statements for the periods ended September 30, 2020 and its audited financial statements for the year ended December 31, 2020 (the “Affected Financial Statements”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, the Company concluded the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which the Company should record the warrants as liabilities on the Company's balance sheet. The Company has discussed this approach with its independent registered public accounting firm, Marcum LLP, and intends to file an amendment (“Amendment”) to its Annual Report on Form 10-K for the year ended December 31, 2020, originally filed with the SEC on March 25, 2021. This Amendment will reflect this reclassification of the warrants for the Affected Financial Statements. The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of the warrants and file the Amendment as soon as practicable. The adjustments to the Affected Financial Statements will be set forth through expanded disclosure included in the Amendment and will include further description on the restatement and its impact on previously reported amounts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021

Recharge Acquisition Corp.

By:	/s/ Anthony Kenney
	Name:	Anthony Kenney
	Title:	Chief Executive Officer